                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 25, 1998

               BA Mortgage Securities, Inc. (as depositor under a
     Pooling and Servicing Agreement dated as of June 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-3)
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             (Exact name of registrant as specified in its charter)



            Delaware                  333-53933-01             94-324470
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 (State or Other Jurisdiction         (Commission)          (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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             (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code: (415) 622-3676
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits

            (See attached Exhibit Index.)

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BA MORTGAGE SECURITIES, INC.



                                         By:         /s/  John Isbrandtsen
                                               ---------------------------------
                                               Name:   John Isbrandtsen
                                               Title:  Vice President


Dated:  June 25, 1998


                                                      EXHIBIT INDEX



                                                                                                       Sequentially
Exhibit                                                                                                    Numbered
Numbers                                 Description of Exhibit                                                Pages
-------                                 ----------------------                                         ------------
  4.1             Pooling and Servicing Agreement dated as of June 1, 1998 among
                  BA Mortgage Securities, Inc., Depositor, Bank of America, FSB,
                  Master Servicer and the Bank of New York, Trustee (providing for, inter alia, the issuance of Mortgage Pass Through
                  Certificates, Series 1998-3)
